Exhibit 32.2

                      Certification of Secretary-Treasurer

  Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code




         I,  Susan  K.  Hodgson,   Secretary-Treasurer   of  Capital   Southwest
Corporation, certify that to my knowledge:

         1. the Form 10-K, filed with the Securities and Exchange Commission on June 11, 2004 ("accompanied report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the accompanied report fairly presents, in all material respects, the consolidated financial condition and results of operations of Capital Southwest Corporation.


                                                            /s/ Susan K. Hodgson
                                                           ---------------------
                                                           Susan K. Hodgson
                                                           Secretary-Treasurer
                                                           June 11, 2004